Exhibit 10.7

EXECUTION VERSION

SERVICE TERMINATION AGREEMENT

(hereinafter referred to as the/this “Agreement”)

between

Auris Medical AG, Falknerstrasse 4, 4001 Basel

(hereinafter referred to as “Auris”),

and

Altamira Pharma GmbH, Birkenweg 6, 4528 Zuchwil

(hereinafter referred to as “Altamira”)

(Auris and Altamira both referred to as “Parties”)

WHEREAS:

•	the Parties have entered into a service agreement / “Mandatsvereinbarung” dated as of 4 January 2011 (hereinafter referred to as “Service Agreement”);

•	under the Service Agreement Altamira has been rendering strategic management services and supported in selected operational tasks to Auris;

•	the Parties wish to terminate the Service Agreement by way of mutual agreement with effect as of 31 January 2014;

Therefore, the Parties agree as follows:

1.	Termination of Service Agreement

The Parties mutually state and agree that the Service Agreement has ended with effect as of 31 January 2014. Accordingly, the Parties mutually waive the termination period as set out in the Service Agreement.

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EXECUTION VERSION

2.	Final payment

Auris agrees to make a final payment in the amount of CHF 14’500 (hereinafter referred to as “Final Payment”). The Final Payment shall be in full settlement of any and all claims of Altamira out of or in connection with the services rendered under the Service Agreement until 31 January 2014. The Final Payment shall be inclusive of all costs, expenses and taxes.

3.	Final Settlement and Waiver

The Parties agree that with the execution of this Agreement, any and all mutual claims out of the Service Agreement or termination of the Service Agreement between the Parties shall have been fully and finally settled, with exception of the obligations of Altamira concerning confidentiality (“Vertraulichkeit”) and intellectual property rights (“Rechte an immateriellen Gütern”).

4.	Miscellaneous

Should any provision of this Agreement be deemed or held to be wholly or partially invalid, ineffective or unenforceable, this shall not affect the validity, effectiveness or enforceability of the remainder hereof. The Parties hereby agree to replace any provision so severed by a provision, negotiated in good faith that achieves as closely as possible the original intention of the parties.

This Agreement (including this clause) may only be amended if the Parties confirm such amendment in writing.

This Agreement shall be exclusively interpreted, supplemented and governed by Swiss Law (Code of Obligations).

Place, Date:		Place, Date:

Auris Medical AG		Altamira Pharma GmbH

Oliver Kubli	Wolfgang Arnold	Thomas Meyer
Vice Chairman	Secretary	Managing Director

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EXECUTION VERSION

2.	Final payment

Auris agrees to make a final payment in the amount of CHF 14’500 (hereinafter referred to as “Final Payment”). The Final Payment shall be in full settlement of any and all claims of Altamira out of or in connection with the services rendered under the Service Agreement until 31 January 2014. The Final Payment shall be inclusive of all costs, expenses and taxes.

3.	Final Settlement and Waiver

The Parties agree that with the execution of this Agreement, any and all mutual claims out of the Service Agreement or termination of the Service Agreement between the Parties shall have been fully and finally settled, with exception of the obligations of Altamira concerning confidentiality (“Vertraulichkeit”) and intellectual property rights (“Rechte an immateriellen Gütern”).

4.	Miscellaneous

Should any provision of this Agreement be deemed or held to be wholly or partially invalid, ineffective or unenforceable, this shall not affect the validity, effectiveness or enforceability of the remainder hereof. The Parties hereby agree to replace any provision so severed by a provision, negotiated in good faith that achieves as closely as possible the original intention of the parties.

This Agreement (including this clause) may only be amended if the Parties confirm such amendment in writing.

This Agreement shall be exclusively interpreted, supplemented and governed by Swiss Law (Code of Obligations).

Place, Date:		Place, Date:

Auris Medical AG		Altamira Pharma GmbH

Oliver Kubli	Wolfgang Arnold	Thomas Meyer
Vice Chairman	Secretary	Managing Director

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